______________________________________________________________________________

                   SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549





                                FORM 8-K


                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15 (d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



Date  of Report (Date of earliest event reported)              JUNE 7, 1996

                        PAINEWEBBER R&D PARTNERS, L.P.

           (Exact Name of Registrant as Specified in Charter)


           Delaware                       2-98260               13-3304143
        (State or Other                 (Commission            (IRS Employer
Jurisdiction of Incorporation)         File Number)          Identification No.)


1285 Avenue of the Americas, New York, New York                10019
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code         (212) 713-2000


                              (Not Applicable)

      (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5


                        PAINEWEBBER R&D PARTNERS, L.P.

          On June 7, 1996 Mr. Eugene M. Matalene, Jr. resigned as President and a member of the Board of Directors of PaineWebber Development Corporation ("PWDC") and PWDC Holding Company (the "Manager"). The Manager is the general partner of PaineWebber Technologies, L.P., which is the general partner of PaineWebber R&D Partners, L.P. The Manager is a wholly-owned subsidiary of PWDC.




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                                    SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PAINEWEBBER R&D PARTNERS, L.P.
                                             (Registrant)


                                    By: PaineWebber Technologies, L.P.
                                        (General Partner)


                                    By: PWDC Holding Company
                                        (General Partner of the General Partner)


                                    By:
                                        -------------------------------------
                                                    Vice President



Date:         JUNE 18, 1996